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                                                                    EXHIBIT 99.2



Excerpts from presentation given on January 30, 2001 at the Bear Stearns 8th Annual Commercial Aerospace Conference by Marshall O. Larsen, Executive Vice President and Chief Operating Officer, Aerospace, and Ulrich Schmidt, Senior Vice President and Chief Financial Officer, of The B.F.Goodrich Company.

Part of this presentation contains forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward-Looking Information is Subject to Risk and Uncertainty" contained in the company's Annual Report on Form 10-K and in other filings.


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                                    AEROSPACE
                                     SEGMENT


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                                          AEROSPACE SALES

                           1995             $2.3 billion
                           1996             $2.5 billion
                           1997             $3.0 billion
                           1998             $3.5 billion
                           1999             $3.6 billion
                           2000             $3.7 billion
                           2001 est.        Approx. $4.2 billion


                                       Top Line Growth Continues


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                     GROWTH FROM COMPLEMENTARY ACQUISITIONS

Recent complementary acquisitions:
----------------------------------

-        Raytheon Optical Systems
-        Autoliv OEA Aerospace unit
-        Corning OCA
-        Engineered Products Co. (EPCO)
-        Advanced Creations, Inc. (ACI)
-        IBP Aerospace
-        Barnes Engineering
-        Ithaco Space Systems
-        Boeing ACES II
-        Rohr Aero-services Asia (RASA)
-        Robotic Vision Systems, Inc. (RVSI)
-        Advanced MicroMachines (AMMI)
-        Universal Propulsion Co. (UPCO)


Sales from recent complementary acquisitions:
---------------------------------------------

1999              $  61 million
2000              $ 104 million
2001 est.         $ 330 million


2001 sales substantially increased due to Raytheon & OEA

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                      EXPECTED BFGOODRICH AEROSPACE GROWTH

                                            BFGoodrich        Avg. Expected
                                               Mix            2000-02 Growth
                                            ----------        --------------

Boeing OE                                       19%                 4%
Airbus OE                                       13%                11%
Regional & Business OE                           6%                15%
Military Aircraft OE                             8%                 5%
Space Payloads                                   3%                 5%
Aftermarket                                     47%                 5%
Other                                            4%                10%
                                            ----------        --------------

   Expected Organic Growth                                          7%
New Products/Complementary Acq.                                   1 - 3%
                                                              --------------
BFGoodrich Aerospace Total                                        8 - 10%



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                                AEROSPACE SEGMENT
                            FOCUS ON CONTINUED GROWTH

-        Segment continues to grow despite downturns in cycle

-        Productivity improvements more than offset pricing pressure.

-        Expect 12 - 13% revenue growth in 2001

-        Continued progress on new technologies and products

         - Boeing Aces II, HUMS, Satellite Systems, Inflatabelt

-        Meaningful growth from complementary acquisitions



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                       FINANCIAL SUMMARY AND 2001 OUTLOOK


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                           FULL YEAR 2000 REVENUE AND
                                OPERATING INCOME
                              (DOLLARS IN MILLIONS)

Full Year 2000 Revenues - $4,364 *

         Aerospace - 84%
         Engineered Industrial - 16%

Full Year 2000 Operating Income - $714 *

         Aerospace - 83%
         Engineered Industrial - 17%


BFG is a leading Aerospace & Industrial Products Company

  * Excludes special items


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


                                                 FULL YEAR 2000 - FINANCIAL RESULTS

                                            1999               2000             Change
                                            Actual            Actual
                                            ------            ------            -------
Sales                                       $4,320M          $4,364M            $   44M
Segment Ops Income                          $  677           $ 714              $   37
OI % of Sales                                 15.7%           16.4%              N/M
-----------------------------------------------------------------------------------------------

Net Income - as reported                    $  170M          $ 326M             $  156M

Net Income - Continuing
Operations,ex. special items                $  306M          $ 318M             $   12M

-----------------------------------------------------------------------------------------------

EPS - Diluted
    Reported                                $ 1.53           $ 3.04             $ 1.51
    Cont. Ops,
        Excl. Special Items                 $ 2.75           $ 2.97             $ 0.22


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                                       FULL YEAR 2000 - SEGMENT RESULTS
                                              CONTINUING OPERATIONS

                                    1999              2000             Change
Sales                               Actual           Actual                 %
                                    ------           ---------         ------
    Aerospace                       $3,617M        $ 3,674M                2%
    Eng. Industrial                 $  702         $   690                (2%)
--------------------------------------------------------------------------------
Total Sales                         $4,320M        $ 4,364M                1%
--------------------------------------------------------------------------------
Operating Income
    Aerospace                       $  559M        $   592M                6%
    Eng. Industrial                 $  118         $   122                 3%
--------------------------------------------------------------------------------
Total Operating Income              $  677M        $   714M                5%
--------------------------------------------------------------------------------
Operating Income Margins
    Aerospace                         15.4%           16.1%                5%
    Eng. Industrial                   16.8%           17.7%                5%
--------------------------------------------------------------------------------
OI Margins - %                        15.7%           16.4%                5%
--------------------------------------------------------------------------------
    Excludes special items


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


                      2001 OUTLOOK - P.M. AS DISCONTINUED

                                            Actual 2000  Outlook 2001  % Change
                                            -----------  ------------  --------
SALES ($M)
   Aerospace                                    $3.7        $4.2       +12 to 13%
   Engineered Industrial                         0.7         0.7       +2 to 3 %
                                                ----        ----       ----------
         Total                                  $4.4        $4.9       +10 to 12%

OPERATING MARGINS                               14.6%    14.0-14.5%

DILUTED E.P.S.

   - Book                                      $2.97     $3.40-3.50    +13 to 17%
   - Cash (Exclud. Goodwill)                   $3.13     $3.60-3.70    +13 to 17%


Assumptions:
------------

- Aerospace includes Raytheon and OEA acquisitions, 860 - 880 unit commercial transport production, 5% RPM growth

- Modest EIP growth; second half stronger than first

- Flatish margins (Aerospace acquisitions, higher OE mix, new program/R&D investments)

- P.M. proceeds (1Q closing):  debt retirement + modest share repurchase

- 34% effective tax rate (2000 and 2001)

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                                    SUMMARY

-        Expect strong financial performance to continue

-        Strong Aerospace presence, franchise
         -        Excellent products, market positions and margins
         - Multiple opportunities for top-line growth and margin expansion
                  - Improving OE cycle, new proprietary products, accretive acquisitions

-        Repositioned Engineered Industrial segment
         -        Strategic focus on top-line growth
                  -        New product introductions
                  -        Geographic expansion
                  -        Targeted acquisitions
         -        Complete reorganization, consolidation initiatives